SUB-ITEM 77Q1(G)

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is adopted as of this 1st day of April, 2011 by and among (i) each of the Invesco open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a "Target Entity") separately, on behalf of its respective series identified on Exhibit A hereto (each a "Target Fund"); (ii) each of the Invesco open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an "Acquiring Entity"), separately on behalf of its respective series identified on Exhibit A hereto (each an "Acquiring Fund"); and (iii) Invesco Advisers, Inc. ("IAI").


          WHEREAS, the parties hereto intend for each Acquiring Fund and its corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the assets and assume the liabilities of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a "Reorganization" and collectively, the "Reorganizations");

          WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and

          WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.   DESCRIPTION OF THE REORGANIZATIONS

     1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

     1.2. Provided that all conditions precedent to a Reorganization set forth herein have been satisfied as of the Closing Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

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          (a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.


           (b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the estimated costs of extinguishing any Excluded Liabilities (as defined in Section 1.2(c)) and cash in an amount necessary to pay any distributions pursuant to Section 7.1(f) (collectively, "Assets").


          (c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund's Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, "Liabilities"). If prior to the Closing Date the Acquiring Entity identifies a liability that the Acquiring Entity and the Target Entity mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Entity and the Target Entity at Closing and attached to this Agreement as Schedule 1.2(c) (the "Excluded Liabilities"). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund's "Net Assets."


          (d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record ("Target Fund Shareholders") the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and the Target Fund will as promptly as practicable completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to each class of the Target Fund's shares, by the transfer of the Acquiring Fund shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund's shares owned by the Target Fund Shareholders on the Valuation Date. At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled. The Acquiring Fund

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     shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund shareholders hold their shares in certificated form.

          (e) Ownership of Acquiring Fund shares will be shown on its books, as such are maintained by the Acquiring Fund's transfer agent.

2.   VALUATION

     2.1.    With respect to each Reorganization:

          (a) The value of the Target Fund's Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange ("NYSE"), which shall reflect the declaration of any dividends, on the business day next preceding the Closing Date (the "Valuation Date"), using the Target Fund's valuation procedures established by the Target Entity's Board of Trustees.

          (b) The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of each class computed on the Valuation Date using the Acquiring Fund's valuation procedures established by the Acquiring Entity's Board of Trustees, which are the same as the Target Fund's valuation procedures.

          (c) The number of shares issued of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the Target Fund's Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to each class of Target Fund shares by the net asset value per share of the corresponding share class of the Acquiring Fund.

          (d) All computations of value shall be made by the Target Fund's and the Acquiring Fund's designated recordkeeping agent using the valuation procedures described in this Section 2.

3.   CLOSING AND CLOSING DATE

     3.1. Each Reorganization shall close on the date identified on Exhibit A or such other date as the parties may agree with respect to any or all Reorganizations (the "Closing Date"). All acts taking place at the closing of a Reorganization (the "Closing") shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date of that Reorganization unless otherwise agreed to by the parties (the "Closing Time").

     3.2. With respect to each Reorganization:

          (a)The Target Fund's portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund's Custodian for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target

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     Fund's custodian (the "Target Custodian") to deliver to the Acquiring
     Fund's Custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")), in which the Assets are deposited, the Target Fund's portfolio securities and instruments so held. The cash to be transferred by a Target Fund shall be delivered to the Acquiring Fund's Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.

          (b) The Target Entity shall direct the Target Custodian for each Target Fund to deliver, at the Closing, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made.

          (c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request. The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

          (d) The Target Entity shall direct each applicable transfer agent for a Target Fund (the "Target Transfer Agent") to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date, or provide other evidence satisfactory to the Target Entity that such Acquiring Fund shares have been credited to the Target Fund Shareholders' accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

          (e) In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so

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     that, in the judgment of the Board of Trustees of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Each Target Entity, on behalf of itself or, where applicable, a Target Fund, represents and warrants to the Acquiring Entity and its corresponding Acquiring Fund as follows:

          (a) The Target Fund is duly organized as a series of the Target Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust and by-laws ("Governing Documents"), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

          (b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority ("FINRA") is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

          (d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund's prospectus and statement of additional information;

          (f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets

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     and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund's derivative positions, including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;


          (g) The financial statements of the Target Fund for the Target Fund's most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund's prospectus or statement of additional information included in the Target Fund's registration statement on Form N-1A (the "Prospectus" and "Statement of Additional Information"). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund's most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;


          (h) Since the last day of the Target Fund's most recently completed fiscal year, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;


          (i) On the Closing Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund's knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, "Tax" or "Taxes" means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. "Return" means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature

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     or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

          (j) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. If Target Fund serves as a funding vehicle for variable contracts (life insurance or annuity), Target Fund, with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as such a funding vehicle, has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (i) ensure continued qualification of the Target Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund, before the Closing Date will declare on or prior to the Valuation Date to the shareholders of Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) all of its investment company taxable income (determined without regard to any deductions for dividends paid) and all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) any such investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund's interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.;

          (k) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute

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     a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

          (n) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

          (o) The Target Fund has no unamortized or unpaid organizational fees or expenses.

     4.2. Each Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Target Entity and its corresponding Target Fund as follows:

          (a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its Agreement and Declaration of Trust, as amended (the "Agreement and Declaration of Trust"), to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;

          (b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

          (c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

          (d) The prospectuses and statements of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund's prospectus and statement of additional information;

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          (f) The financial statements of the Acquiring Fund for the Acquiring
     Fund's most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Acquiring Fund's prospectus or statement of additional information included in the Acquiring Fund's registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund's most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

          (h) On the Closing Date, all material Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund's knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

          (i) The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and has satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. If the Acquiring Fund serves as a funding vehicle for variable contracts (life insurance or annuity), the Acquiring Fund, with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as such a funding vehicle, has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date;

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          (j) All issued and outstanding Acquiring Fund shares are, and on the
     Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

          (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund's Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

          (m) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

          (n) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Invesco or its affiliates.

5.   COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

     5.1. With respect to each Reorganization:

          (a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

          (b) The Target Entity will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          (c) The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          (d) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

          (e) If reasonably requested by the Acquiring Fund in writing, the Target Entity will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by a Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the "Target Fund Shareholder Documentation"), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) all FIN 48 work papers and supporting statements pertaining to a Target Fund (the "FIN 48 Workpapers"), and (4) the tax books and records of a Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date.

          (f) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          (g) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.

          (h) If reasonably requested in writing by Acquiring Fund, a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

          (i) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

          (j) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.


          (k) If reasonably requested in writing by Acquiring Fund, the Target Fund shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

     6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund's election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

          (a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          (b) The Acquiring Entity shall have delivered to the Target Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

          (c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Date; and

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          (a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          (b) If requested by Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund's Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) if applicable, the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and (v) a statement of earnings and profits as provided in Section 5.1(h);

          (c) The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

          (d) The Target Custodian shall have delivered the certificate contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

          (e) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Date; and

         (f) The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income (determined without regard to any deductions for dividends paid) and all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) any such investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund's interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

     With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity's Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity's or the Acquiring Entity's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. A registration statement on Form N-14 under the 1933 Act properly registering the Acquiring Fund shares to be issued in connection with the Reorganization shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

     8.5. The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Stradley Ronon in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target

Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates.

9.   FEES AND EXPENSES

     9.1. Each Acquiring Fund will bear its expenses relating to the Reorganizations, which IAI has estimated to be $30,000 per Reorganization. A Target Fund will bear its costs associated with the Reorganization to the extent that the Target Fund is expected to recoup those costs within 24 months following the Reorganization as a result of reduced total annual fund operating expenses based on estimates prepared by the Adviser and discussed with the Board. IAI has agreed to bear the Reorganization costs of any Target Fund that does not meet the foregoing threshold.

10.  FINAL TAX RETURNS AND FORMS 1099 OF TARGET FUND

     10.1. After the Closing Date, except as otherwise agreed to by the parties, Target Entity shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by Target Entity with respect to each Target Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

     11.1. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by mutual agreement of the parties.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14.  HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

     14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original.

     14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the Target Entity or the Agreement and Declaration of Trust of the Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

INVESCO ADVISERS, INC.                              AIM COUNSELOR SERIES TRUST (INVESCO
                                                    COUNSELOR SERIES TRUST), AIM EQUITY FUNDS
                                                    (INVESCO EQUITY FUNDS), AIM FUNDS GROUP
By:   /s/ Philip A. Taylor                          (INVESCO FUNDS GROUP), AIM GROWTH SERIES
      -------------------                           (INVESCO GROWTH SERIES), AIM INTERNATIONAL
      Name: Philip A. Taylor                        MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL
      Title:Co-President and Co-Chief               FUNDS), AIM INVESTMENT FUNDS (INVESCO
            Executive Officer                       INVESTMENT FUNDS), AIM INVESTMENT
                                                    SECURITIES FUNDS (INVESCO INVESTMENT
                                                    SECURITIES FUNDS), AIM SECTOR FUNDS
                                                    (INVESCO SECTOR FUNDS) AND AIM TAX-EXEMPT
                                                    FUNDS (INVESCO TAX-EXEMPT FUNDS), EACH ON
                                                    BEHALF OF ITS RESPECTIVE SERIES IDENTIFIED ON
                                                    EXHIBIT A HERETO

                                                    By:  /s/ John M. Zerr
                                                         ----------------
                                                         Name:  John M. Zerr
                                                         Title:  Senior Vice President

                                   EXHIBIT A

                            CHART OF REORGANIZATIONS


ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
INVESCO CALIFORNIA TAX-FREE                        INVESCO VAN KAMPEN CALIFORNIA                            JUNE 6, 2011
INCOME FUND, A SERIES OF AIM                       INSURED TAX FREE FUND, A SERIES OF
COUNSELOR SERIES TRUST (INVESCO                    AIM TAX-EXEMPT FUNDS (INVESCO
COUNSELOR SERIES TRUST)                            TAX-EXEMPT FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO CHARTER FUND, A SERIES OF                  INVESCO MULTI-SECTOR FUND, A SERIES                      MAY 23, 2011
AIM EQUITY FUNDS (INVESCO EQUITY                   OF AIM COUNSELOR SERIES TRUST
 FUNDS)                                            (INVESCO COUNSELOR SERIES TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO CONVERTIBLE SECURITIES                     INVESCO VAN KAMPEN HARBOR FUND                           MAY 23, 2011
FUND, A SERIES OF AIM GROWTH                       A SERIES OF AIM GROWTH SERIES
SERIES (INVESCO GROWTH SERIES)                     (INVESCO GROWTH SERIES)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO CORE PLUS BOND FUND, A                     INVESCO CORE BOND FUND, A SERIES OF                      JUNE 6, 2011
SERIES OF AIM COUNSELOR SERIES                     AIM INVESTMENT SECURITIES FUNDS
TRUST (INVESCO COUNSELOR SERIES                    (INVESCO INVESTMENT SECURITIES
TRUST)                                             FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Institutional Class                                Institutional Class

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
INVESCO CORE PLUS BOND FUND, A                     INVESCO VAN KAMPEN CORE PLUS                             JUNE 6, 2011
SERIES OF AIM COUNSELOR SERIES                     FIXED INCOME FUND, A SERIES OF AIM
TRUST (INVESCO COUNSELOR SERIES                    INVESTMENT SECURITIES FUNDS
TRUST)                                             (INVESCO INVESTMENT SECURITIES
                                                   FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO DEVELOPING MARKETS FUND,                   INVESCO VAN KAMPEN EMERGING                              MAY 23, 2011
 A SERIES OF AIM INVESTMENT FUNDS                  MARKETS FUND, A SERIES OF AIM
(INVESCO INVESTMENT FUNDS)                         INVESTMENT FUNDS (INVESCO
                                                   INVESTMENT FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO DIVERSIFIED DIVIDEND FUND,                 INVESCO FINANCIAL SERVICES FUND, A                       MAY 23, 2011
 A SERIES OF AIM EQUITY FUNDS                      SERIES OF AIM SECTOR FUNDS (INVESCO
(INVESCO EQUITY FUNDS)                             SECTOR FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Investor Class                                     Investor Class

INVESCO DIVERSIFIED DIVIDEND FUND,                 INVESCO VAN KAMPEN CORE EQUITY                           MAY 23, 2011
A SERIES OF AIM EQUITY FUNDS                       FUND, A SERIES OF AIM COUNSELOR
(INVESCO EQUITY FUNDS)                             SERIES TRUST (INVESCO COUNSELOR
                                                   SERIES TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y

INVESCO GLOBAL CORE EQUITY FUND,                   INVESCO GLOBAL FUND, A SERIES OF                         MAY 23, 2011
A SERIES OF AIM FUNDS GROUP                        AIM INVESTMENT FUNDS (INVESCO
(INVESCO FUNDS GROUP)                              INVESTMENT FUNDS)
Class A                                            Class A
Class B                                            Class B

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO GLOBAL CORE EQUITY FUND,                   INVESCO GLOBAL DIVIDEND GROWTH                           MAY 23, 2011
A SERIES OF AIM FUNDS GROUP                        SECURITIES FUND, A SERIES OF AIM
(INVESCO FUNDS GROUP)                              INVESTMENT FUNDS (INVESCO
                                                   INVESTMENT FUNDS)
Class A                                            Class A
Class A                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO GLOBAL CORE EQUITY FUND,                   INVESCO VAN KAMPEN GLOBAL EQUITY                         MAY 23, 2011
A SERIES OF AIM FUNDS GROUP (INVESCO FUNDS GROUP)  ALLOCATION FUND, A SERIES OF AIM
                                                   INVESTMENT FUNDS (INVESCO
                                                   INVESTMENT FUNDS)
Class A                                            Class A
Class A                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO GLOBAL CORE EQUITY FUND,                   INVESCO VAN KAMPEN GLOBAL                                MAY 23, 2011
A SERIES OF AIM FUNDS GROUP                        FRANCHISE FUND, A SERIES OF AIM
(INVESCO FUNDS GROUP)                              INVESTMENT FUNDS (INVESCO
                                                   INVESTMENT FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO GLOBAL HEALTH CARE FUND,                   INVESCO HEALTH SCIENCES FUND, A                          MAY 23, 2011
A SERIES OF AIM INVESTMENT FUNDS                   SERIES OF AIM INVESTMENT FUNDS
(INVESCO INVESTMENT FUNDS)                         (INVESCO INVESTMENT FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO GROWTH ALLOCATION FUND, A                  INVESCO MODERATE GROWTH                                  JUNE 6, 2011
 SERIES OF AIM GROWTH SERIES                       ALLOCATION FUND, A SERIES OF AIM
(INVESCO GROWTH SERIES)                            GROWTH SERIES (INVESCO GROWTH
                                                   SERIES)
Class A                                            Class A

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO GROWTH ALLOCATION FUND, A                  INVESCO VAN KAMPEN ASSET                                 JUNE 6, 2011
 SERIES OF AIM GROWTH SERIES                       ALLOCATION GROWTH FUND, A SERIES OF
(INVESCO GROWTH SERIES)                            AIM GROWTH SERIES (INVESCO
                                                   GROWTH SERIES)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO HIGH YIELD FUND, A SERIES                  INVESCO VAN KAMPEN HIGH YIELD                            JUNE 6, 2011
OF AIM INVESTMENT SECURITIES                       FUND, A SERIES OF AIM INVESTMENT
FUNDS (INVESCO INVESTMENT                          SECURITIES FUNDS (INVESCO
SECURITIES FUNDS)                                  INVESTMENT SECURITIES FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO INTERNATIONAL GROWTH                       INVESCO VAN KAMPEN INTERNATIONAL                         MAY 23, 2011
FUND, A SERIES OF AIM                              ADVANTAGE FUND, A SERIES OF AIM
INTERNATIONAL MUTUAL FUNDS                         INVESTMENT FUNDS (INVESCO
(INVESCO INTERNATIONAL MUTUAL                      INVESTMENT FUNDS)
FUNDS)
Class A                                            Class A
Class A                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO INTERNATIONAL GROWTH                       INVESCO VAN KAMPEN INTERNATIONAL                         MAY 23, 2011
FUND, A SERIES OF AIM                              GROWTH FUND, A SERIES OF AIM
INTERNATIONAL MUTUAL FUNDS                         INVESTMENT FUNDS (INVESCO
(INVESCO INTERNATIONAL MUTUAL FUNDS)               INVESTMENT FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
Institutional Class                                Institutional Class

INVESCO MODERATE ALLOCATION FUND                   INVESCO VAN KAMPEN ASSET                                 JUNE 6, 2011
, A SERIES OF AIM GROWTH SERIES                    ALLOCATION MODERATE FUND, A SERIES
(INVESCO GROWTH SERIES)                            OF AIM GROWTH SERIES (INVESCO
                                                   GROWTH SERIES)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO MODERATELY CONSERVATIVE                    INVESCO CONSERVATIVE ALLOCATION                          JUNE 6, 2011
 ALLOCATION FUND, A SERIES OF AIM                  FUND, A SERIES OF AIM GROWTH
GROWTH SERIES (INVESCO GROWTH                      SERIES (INVESCO GROWTH SERIES)
SERIES)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class S                                            Class S
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO MODERATELY CONSERVATIVE                    INVESCO VAN KAMPEN ASSET                                 JUNE 6, 2011
 ALLOCATION FUND, A SERIES OF AIM                  ALLOCATION CONSERVATIVE FUND, A
GROWTH SERIES (INVESCO GROWTH                      SERIES OF AIM GROWTH SERIES
SERIES)                                            (INVESCO GROWTH SERIES)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO PACIFIC GROWTH FUND, A                     INVESCO JAPAN FUND, A SERIES OF                          MAY 23, 2011
SERIES OF AIM INVESTMENT FUNDS                     AIM INVESTMENT FUNDS (INVESCO
(INVESCO INVESTMENT FUNDS)                         INVESTMENT FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO REAL ESTATE FUND, A SERIES                 INVESCO VAN KAMPEN REAL ESTATE                           MAY 23, 2011
OF AIM INVESTMENT SECURITIES                       SECURITIES FUND, A SERIES OF AIM
FUNDS (INVESCO INVESTMENT                          GROWTH SERIES (INVESCO GROWTH
SECURITIES FUNDS)                                  SERIES)

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
Class A                                            Class A
Class A                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO SHORT TERM BOND FUND, A                    INVESCO LIBOR ALPHA FUND, A                              JUNE 6, 2011
SERIES OF AIM INVESTMENT                           SERIES OF AIM INVESTMENT FUNDS
SECURITIES FUNDS (INVESCO                          (INVESCO INVESTMENT FUNDS)
INVESTMENT SECURITIES FUNDS)
Class A                                            Class A
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO SHORT TERM BOND FUND, A                    INVESCO VAN KAMPEN LIMITED                               JUNE 6, 2011
SERIES OF AIM INVESTMENT                           DURATION FUND, A SERIES OF AIM
SECURITIES FUNDS (INVESCO                          INVESTMENT SECURITIES FUNDS
INVESTMENT SECURITIES FUNDS)                       (INVESCO INVESTMENT SECURITIES
                                                   FUNDS)
Class A                                            Class A
Class A                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO STRUCTURED CORE FUND, A                    INVESCO SELECT EQUITY FUND, A SERIES                     MAY 23, 2011
SERIES OF AIM COUNSELOR SERIES                     OF AIM FUNDS GROUP (INVESCO
TRUST (INVESCO COUNSELOR SERIES                    FUNDS GROUP)
TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO STRUCTURED CORE FUND, A                    INVESCO VAN KAMPEN EQUITY                                MAY 23, 2011
SERIES OF AIM COUNSELOR SERIES                     PREMIUM INCOME FUND, A SERIES OF
TRUST (INVESCO COUNSELOR SERIES                    AIM COUNSELOR SERIES TRUST
TRUST)                                             (INVESCO COUNSELOR SERIES TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
INVESCO U.S. GOVERNMENT FUND, A                    INVESCO VAN KAMPEN GOVERNMENT                            JUNE 6, 2011
SERIES OF AIM INVESTMENT                           SECURITIES FUND, A SERIES OF AIM
SECURITIES FUNDS (INVESCO                          INVESTMENT SECURITIES FUNDS
INVESTMENT SECURITIES FUNDS)                       (INVESCO INVESTMENT SECURITIES
                                                   FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO UTILITIES FUND, A SERIES OF                INVESCO VAN KAMPEN UTILITY FUND,                         MAY 23, 2011
AIM SECTOR FUNDS (INVESCO SECTOR                   A SERIES OF AIM SECTOR FUNDS
FUNDS)                                             (INVESCO SECTOR FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN AMERICAN                        INVESCO LARGE CAP GROWTH FUND, A                         MAY 23, 2011
FRANCHISE FUND, A SERIES OF AIM                    SERIES OF AIM EQUITY FUNDS
COUNSELOR SERIES TRUST (INVESCO                    (INVESCO EQUITY FUNDS)
COUNSELOR SERIES TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Class A                                            Investor Class
Institutional Class                                Institutional Class

INVESCO VAN KAMPEN AMERICAN                        INVESCO VAN KAMPEN CAPITAL                               MAY 23, 2011
FRANCHISE FUND, A SERIES OF AIM                    GROWTH FUND, A SERIES OF AIM
COUNSELOR SERIES TRUST (INVESCO                    SECTOR FUNDS (INVESCO SECTOR
COUNSELOR SERIES TRUST)                            FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO VAN KAMPEN AMERICAN                        INVESCO VAN KAMPEN ENTERPRISE                            MAY 23, 2011
FRANCHISE FUND, A SERIES OF AIM                    FUND, A SERIES OF AIM SECTOR FUNDS
COUNSELOR SERIES TRUST (INVESCO                    (INVESCO SECTOR FUNDS)
COUNSELOR SERIES TRUST)

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN AMERICAN                        INVESCO MID CAP BASIC VALUE FUND                         MAY 23, 2011
 VALUE FUND, A SERIES OF AIM                       , A SERIES OF AIM FUNDS GROUP
SECTOR FUNDS (INVESCO SECTOR                       (INVESCO FUNDS GROUP)
FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Institutional Class                                Institutional Class

INVESCO VAN KAMPEN AMERICAN                        INVESCO MID-CAP VALUE FUND, A                            MAY 23, 2011
 VALUE FUND, A SERIES OF AIM                       SERIES OF AIM SECTOR FUNDS (INVESCO
SECTOR FUNDS (INVESCO SECTOR                       SECTOR FUNDS)
FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN COMSTOCK                        INVESCO LARGE CAP BASIC VALUE                            MAY 23, 2011
FUND, A SERIES OF AIM SECTOR                       FUND, A SERIES OF AIM EQUITY FUNDS
FUNDS (INVESCO SECTOR FUNDS)                       (INVESCO EQUITY FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Class A                                            Investor Class
Institutional Class                                Institutional Class

INVESCO VAN KAMPEN COMSTOCK                        INVESCO VALUE II FUND, A SERIES OF                       MAY 23, 2011
FUND, A SERIES OF AIM SECTOR                       AIM SECTOR FUNDS (INVESCO SECTOR
FUNDS (INVESCO SECTOR FUNDS)                       FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
INVESCO VAN KAMPEN CORPORATE                       INVESCO INCOME FUND, A SERIES OF                         JUNE 6, 2011
BOND FUND, A SERIES OF AIM                         AIM INVESTMENT SECURITIES FUNDS
INVESTMENT SECURITIES FUNDS                        (INVESCO INVESTMENT SECURITIES
(INVESCO INVESTMENT SECURITIES                     FUNDS)
FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Class A                                            Investor Class
Institutional Class                                Institutional Class

INVESCO VAN KAMPEN EQUITY AND                      INVESCO BALANCED FUND, A SERIES OF                       MAY 23, 2011
INCOME FUND, A SERIES OF AIM                       AIM COUNSELOR SERIES TRUST
COUNSELOR SERIES TRUST (INVESCO                    (INVESCO COUNSELOR SERIES TRUST)
COUNSELOR SERIES TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN EQUITY AND                      INVESCO BASIC BALANCED FUND, A                           MAY 23, 2011
 INCOME FUND, A SERIES OF AIM                      SERIES OF AIM FUNDS GROUP (INVESCO
COUNSELOR SERIES TRUST (INVESCO                    FUNDS GROUP)
COUNSELOR SERIES TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Class A                                            Investor Class
Institutional Class                                Institutional Class

INVESCO VAN KAMPEN GROWTH AND                      INVESCO FUNDAMENTAL VALUE FUND, A                        MAY 23, 2011
INCOME FUND, A SERIES OF AIM                       SERIES OF AIM COUNSELOR SERIES
COUNSELOR SERIES TRUST (INVESCO                    TRUST (INVESCO COUNSELOR SERIES
 COUNSELOR SERIES TRUST)                           TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
INVESCO VAN KAMPEN GROWTH AND                      INVESCO LARGE CAP RELATIVE VALUE                         MAY 23, 2011
INCOME FUND, A SERIES OF AIM                       FUND, A SERIES OF AIM COUNSELOR
COUNSELOR SERIES TRUST (INVESCO                    SERIES TRUST (INVESCO COUNSELOR
COUNSELOR SERIES TRUST)                            SERIES TRUST)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN INTERMEDIATE                    INVESCO MUNICIPAL FUND, A SERIES OF                      JUNE 6, 2011
 TERM MUNICIPAL INCOME FUND, A                     AIM TAX-EXEMPT FUNDS (INVESCO
SERIES OF AIM TAX-EXEMPT FUNDS                     TAX-EXEMPT FUNDS)
(INVESCO TAX-EXEMPT FUNDS)

Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN MUNICIPAL                       INVESCO VAN KAMPEN INSURED TAX                           JUNE 6, 2011
INCOME FUND, A SERIES OF AIM TAX-                  FREE INCOME FUND, A SERIES OF AIM
EXEMPT FUNDS (INVESCO TAX-                         TAX-EXEMPT FUNDS (INVESCO TAX-
EXEMPT FUNDS)                                      EXEMPT FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN MUNICIPAL                       INVESCO TAX-EXEMPT SECURITIES                            JUNE 6, 2011
INCOME FUND, A SERIES OF AIM TAX-                  FUND, A SERIES OF AIM TAX-EXEMPT
EXEMPT FUNDS (INVESCO TAX-                         FUNDS (INVESCO TAX-EXEMPT FUNDS)
EXEMPT FUNDS)
Class A                                            Class A
Class A                                            Class B
Class A                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN NEW YORK                        INVESCO NEW YORK TAX-FREE INCOME                         JUNE 6, 2011
TAX FREE INCOME FUND, A SERIES OF                  FUND, A SERIES OF AIM COUNSELOR
AIM TAX-EXEMPT FUNDS (INVESCO                      SERIES TRUST (INVESCO COUNSELOR
TAX-EXEMPT FUNDS)                                  SERIES TRUST)
Class A                                            Class A
Class A                                            Class B
Class A                                            Class C
Class Y                                            Class Y

ACQUIRING FUND (AND SHARE CLASSES)                 CORRESPONDING TARGET FUND (AND
AND ACQUIRING ENTITY                               SHARE CLASSES) AND TARGET ENTITY                         CLOSING DATE
---------------------------------------            --------------------------------------                   -------------
INVESCO VAN KAMPEN SMALL CAP                       INVESCO SMALL-MID SPECIAL VALUE                          MAY 23, 2011
VALUE FUND, A SERIES OF AIM SECTOR                 FUND, A SERIES OF AIM SECTOR FUNDS
 FUNDS (INVESCO SECTOR FUNDS)                      (INVESCO SECTOR FUNDS)
Class A                                            Class A
Class A                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN SMALL CAP                       INVESCO SPECIAL VALUE FUND, A SERIES                     MAY 23, 2011
VALUE FUND, A SERIES OF AIM SECTOR                 OF AIM SECTOR FUNDS (INVESCO
 FUNDS (INVESCO SECTOR FUNDS)                      SECTOR FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN SMALL CAP                       INVESCO U.S. SMALL/MID CAP VALUE                         MAY 23, 2011
VALUE FUND, A SERIES OF AIM SECTOR                 FUND, A SERIES OF AIM SECTOR FUNDS
 FUNDS (INVESCO SECTOR FUNDS)                      (INVESCO SECTOR FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN SMALL CAP                       INVESCO U.S. SMALL CAP VALUE FUND,                       MAY 23, 2011
VALUE FUND, A SERIES OF AIM SECTOR                 A SERIES OF AIM SECTOR FUNDS
 FUNDS (INVESCO SECTOR FUNDS)                      (INVESCO SECTOR FUNDS)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class Y                                            Class Y

INVESCO VAN KAMPEN VALUE                           INVESCO BASIC VALUE FUND, A SERIES                       MAY 23, 2011
OPPORTUNITIES FUND, A SERIES OF                    OF AIM GROWTH SERIES (INVESCO
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)            GROWTH SERIES)
Class A                                            Class A
Class B                                            Class B
Class C                                            Class C
Class R                                            Class R
Class Y                                            Class Y
Institutional Class                                Institutional Class

                                SCHEDULE 1.2(C)

                              EXCLUDED LIABILITIES

None

SCHEDULE 8.6

                                  TAX OPINIONS

     (i) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

     (ii) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code, except that Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

     (iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

     (iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

     (v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

     (vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

     (vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

     (viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

     (ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

     (x) For purposes of Section 381 of the Code, either: (i) The Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the "Income Tax Regulations"), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder; or (ii) The Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in
Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the "Income Tax Regulations"), the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization.